UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2007

CWABS Asset-Backed Certificates Trust 2007-BC3
(Exact name of the issuing entity)

CWABS, Inc.
(Exact name of registrant as specified in its charter)

DELAWARE	333-140960-06	95-4596514
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4500 Park Granada Calabasas, California		91302
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code, is (818) 225-3237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

1.           Amendment No. 1 dated as of August 30, 2007 to the Pooling and Servicing Agreement dated as of June 1, 2007 among CWABS, Inc., as depositor, Countrywide Home Loans, Inc., as seller, Park Granada LLC, as seller, Park Monaco Inc., as seller, Park Sienna LLC, as seller, Countrywide Home Loans Servicing LP, as master servicer and The Bank of New York, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

CWABS, INC.

By:	/s/ Michael Schloessmann
Name:	Michael Schloessmann
Title:	Managing Director

Dated: August 30, 2007

EXHIBIT INDEX

Exhibit No.	Description

4.1	Amendment Number 1 to the Pooling and Servicing Agreement